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                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

        Date of Report (Date of earliest event reported): March 20, 1998

                                Hadco Corporation
             (Exact name of Registrant as specified in its charter)

    MASSACHUSETTS                  0-12102                     04-2393279
    -------------                  -------                     ----------
   (State or other         (Commission File Number)           (IRS Employer
    jurisdiction of                                         Identification No.)
    Incorporation)


                 12A Manor Parkway, Salem, New Hampshire, 03079
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (603) 898-8000
                 ----------------------------------------------
               Registrant's telephone number, including area code


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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 20, 1997, Hadco Acquisition Corp. II (the "Purchaser"), a Delaware corporation and a direct, wholly owned subsidiary of Hadco Corporation, a Massachusetts corporation and the Registrant herein (the "Parent"), purchased 7,276,708 (or approximately 98 percent) of the outstanding shares of common stock, $.01 par value (the "Continental Common Stock"), of Continental Circuits Corp. (the "Company"), a Delaware corporation, for $23.90 per share, net to the seller in cash or an aggregate purchase price of $174 million. The acquisition was made pursuant to a tender offer by the Purchaser and the Parent, to purchase all of the outstanding shares of Continental Common Stock at $23.90 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 20, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together, and with any amendments or supplements thereto, collectively constitute the "Offer"). Promptly after completion of the Offer, pursuant to the terms of the Agreement and Plan of Merger dated February 16, 1998, among the Parent, the Purchaser and the Company (the "Merger Agreement"), the Purchaser was merged, pursuant to
Section 253 of the Delaware General Corporation Law, with and into the Company (the "Merger"), whereby the Company now is a direct, wholly-owned subsidiary of the Parent, and all shares of Continental Common Stock outstanding immediately prior to the effective time of the Merger (other than shares owned by the Parent, the Purchaser, the Company or any of their respective subsidiaries, or shareholders who properly perfect appraisal rights in accordance with Section 262 of the Delaware General Corporation Law, as amended) were converted into the right to receive $23.90 in cash, without interest and less any required withholding taxes.

         On February 16, 1998, the Parent, the Purchaser, the Company and the holders of approximately 7 percent of the shares of Continental Common Stock entered into a Stockholders Agreement (the "Stockholders Agreement"), pursuant to which, among other things, such holders severally (i) agreed to tender shares beneficially owned by them in the Offer, and (ii) agreed to vote their shares of Continental Common Stock in a certain manner under certain circumstances.

         The purchase price for the shares of Continental Common Stock acquired in the Offer and pursuant to the Merger Agreement was determined by arms-length negotiation between the Parent and the Company and was funded by a $400 million senior revolving credit facility, among the Parent, the banks thereto, and BankBoston, N.A., Individually and as Agent.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) & (b) It is impracticable at this time for the Registrant to file, together with this Current Report, the required financial statements and pro forma financial information with respect to the Company. Accordingly, the Registrant hereby undertakes to file such required statements and information by amendment to this Current Report on Form 8-K on or prior to March 25, 1998.


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(c) EXHIBITS

       2.1 Agreement and Plan of Merger dated as of February 16, 1998 (filed as Exhibit (c)(1) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       2.2 Stockholders Agreement dated December 4, 1996, among the Registrant and the parties named therein (filed as Exhibit (c)(2) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       2.3 Amendment No. 1 to Agreement and Plan of Merger dated as of March 13, 1998 among the Registrant, Hadco Acquisition Corp. II and Continental Circuits Corp. (filed as Exhibit (c)(3) to Amendment No. 1 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.1 Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 between the Registrant and BankBoston, N.A. (filed as Exhibit (b) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.2 First Amendment and Modification Agreement by and among the Registrant and BankBoston, N.A. dated as of March 19, 1998 amending the Amended and Restated Revolving Credit Agreement (filed as Exhibit (b)(2) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.3 Guaranty dated as of March 19, 1998 by Purchaser in favor of BankBoston, N.A. (filed as Exhibit (b)(3) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.4 Stock Pledge Agreement dated as of March 19, 1998 by Purchaser in favor of BankBoston, N.A. (filed as Exhibit (b)(4) to the
              Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).
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       10.5   Confirmation of Guaranty made as of March 20, 1998 by Purchaser in favor of BankBoston, N.A. (filed as Exhibit (b)(5) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HADCO CORPORATION

Dated:  March 26, 1998         By:  /s/ Timothy P. Losik
                                    -----------------------
                                    Timothy P. Losik
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

                               EXHIBIT DESCRIPTION                          PAGE

       2.1 Agreement and Plan of Merger dated as of February 16, 1998 (filed as Exhibit (c)(1) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       2.2 Stockholders Agreement dated December 4, 1996, among the Registrant and the parties named therein (filed as Exhibit
               (c)(2) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       2.3 Amendment No. 1 to Agreement and Plan of Merger dated as of March 13, 1998 among the Registrant, Hadco Acquisition Corp. II and Continental Circuits Corp. (filed as Exhibit (c)(3) to Amendment No. 1 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.1 Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 between the Registrant and BankBoston, N.A. (filed as Exhibit (b) to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.2 First Amendment and Modification Agreement by and among the Registrant and BankBoston, N.A. dated as of March 19, 1998 amending the Amended and Restated Revolving Credit Agreement (filed as Exhibit (b)(2) to the Amendment No. 2 to the
               Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.3 Guaranty dated as of March 19, 1998 by Purchaser in favor of BankBoston, N.A. (filed as Exhibit (b)(3) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).

       10.4 Stock Pledge Agreement dated as of March 19, 1998 by Purchaser in favor of BankBoston, N.A. (filed as Exhibit
               (b)(4) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).
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       10.5    Confirmation of Guaranty made as of March 20, 1998 by
               Purchaser in favor of BankBoston, N.A. (filed as Exhibit
               (b)(5) to the Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on February 20, 1998 and incorporated herein by reference).